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                                                                    Exhibit 21.1

                                  EXHIBIT 21.1

                    SUBSIDIARIES OF THE SMALL BUSINESS ISSUER

Subsidiary                                      Jurisdiction of Organization
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
1st Colonial National Bank                      United States of America